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                                                                   EXHIBIT 10.17

                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT

                THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the Amendment), dated as of June 29, 2001, is made by and between LANDMARK SYSTEMS CORPORATION, a Virginia corporation (the "Borrower"), and SUNTRUST BANK, a Georgia banking corporation, successor by merger to CRESTAR BANK (the "Bank").

                                    RECITALS

The Borrower and the Bank are parties to the Credit Agreement, dated as of March 30, 1999, as amended by the First Amendment to Credit Agreement, dated as of June 17, 1999, and the Second Amendment to Credit Agreement, dated as of June 28, 2000, in each case between the Borrower and the Bank (as further amended, modified or supplemented from time to time, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement shall have the same defined meanings when such terms are used and undefined in this Amendment.

1. The Borrower has requested that the Bank extend the Termination Date, and the Bank has agreed to do so, subject to the terms and conditions of this Amendment. Accordingly, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

2. The definition of Termination Date in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

        `Termination Date' means June 30, 2002, any earlier date of the termination of the Loan Commitment in whole pursuant to Section 9.1, or any later date if the Termination Date is extended in the sole discretion of the Bank in accordance with Section 2.4.

3. The Borrower and the Bank agree that each reference in the Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby, and each reference in the Loan Documents to the Termination Date shall be deemed to be a reference to the Termination Date as extended hereby. To the extent of a conflict between the terms of this Amendment and the terms of any other Loan Document, the terms of this Amendment shall control. Each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Amendment.

4. The Borrower acknowledges and agrees that this Amendment only amends certain terms of the Loan Documents and is not a novation, and the Borrower ratifies and confirms the terms and provisions of, and its obligations under, the Credit Agreement and each other Loan Document in all respects. The Borrower acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of its obligations under the Loan Documents.

5. The Borrower represents and warrants that this Amendment has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its Board of Directors.

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        All representations and warranties made by the Borrower in the Loan
        Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Bank in accordance with the provisions of the Loan Documents. The Borrower agrees that nothing in this Amendment shall require the Bank to grant any further amendments of the Loan Documents.

6. The Borrower agrees to pay all costs and expenses incurred by the Bank in connection with this Amendment, including, but not limited to, reasonable attorneys' fees.

7. This Amendment shall be governed by the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

8. This Amendment may be executed by the parties individually or in any combination, in one or more counterparts, each of which shall be an original and all of which together constitute one and the same instrument.

                WITNESS the following signatures.


                                   LANDMARK SYSTEMS CORPORATION,
                                   a Virginia corporation

                                   By: /s/ F.S. ROLANDI
                                      ------------------------------------------
                                   Name: F.S. Rolandi
                                        ----------------------------------------
                                   Title: VP/CFO
                                         ---------------------------------------


                                   SUNTRUST BANK,
                                   a Georgia banking corporation, successor by merger to CRESTAR BANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

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